Delivered Personally

August 21, 2009

Corporate Real Estate
Union Bank of California, N.A.
445 South Figueroa Street
Los Angeles, California 90071

RE: Landlord Delivery of Suite 2290
445 S. Figueroa Street, Los Angeles, CA 90071

Hines

Dear Sir or Madam:

In accordance with Section 3 of the Second Amendment to Office/Retail Lease (the "Lease") dated July 10, 2009 by and between Union Bank, N.A., a national association, formerly known as Union Bank of California, N.A. (as "Tenant") and Hines VAF UB Plaza, L.P. a Delaware limited partnership (as "Landlord"), Landlord hereby delivers to Tenant the Second Amendment Expansion Space Substantially Completed effective August 16, 2009. The Second Amendment Expansion Space Lease term shall commence the earlier of the date Tenant commences business operations in the Second Amendment Expansion Space and the date Landlord delivers the Second Amendment Expansion Space to Tenant Substantially Completed (that is, August 17, 2009).

Should you have any questions regarding this matter, please contact me at (213) 620-0410.

Sincerely,

Richard C. Adams
Assistant Property Manager

c: Tenant Lease File

Cushman & Wakefield, Inc. (via FedEx)
601 South Figueroa Street, 47th Floor
Los Angeles, California 90017
Attention: Mr. Robert Ortiz

Union Bank of California, N.A. (via FedEx)
Office of General Counsel
400 California Street
San Francisco, California 94104

DLA Piper LLP (US) (via FedEx)
550 South Hope Street, Suite 2300
Los Angeles, California 90071
Attention: Michael Meyer, Esq.